Exhibit 99.2

First Quarter

Financial Supplement

March 31, 2014

METLIFE

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share and book value per common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page A-1, and in our earnings press release dated April 30, 2014, for the period ended March 31, 2014, which is available at www.metlife.com.

METLIFE CORPORATE OVERVIEW (1)
	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Operating earnings available to common shareholders	$1,627	$1,585	$1,495	$1,554	$1,562
Preferred stock dividends	30	31	30	31	30
Operating earnings	1,657	1,616	1,525	1,585	1,592
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (2), (3)	314	110	(85)	(178)	(411)
Net derivative gains (losses)	(630)	(1,690)	(546)	(373)	343
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations (3)	(735)	(94)	(465)	(303)	(302)
Provision for income tax (expense) benefit (3), (4)	389	566	544	184	120
Income (loss) from continuing operations, net of income tax	995	508	973	915	1,342
Income (loss) from discontinued operations, net of income tax	(3)	2	2	1	(3)
Net income (loss)	992	510	975	916	1,339
Less: Net income (loss) attributable to noncontrolling interests	6	8	3	8	11
Net income (loss) attributable to MetLife, Inc.	986	502	972	908	1,328
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$956	$471	$942	$877	$1,298

Operating earnings available to common shareholders per common share - diluted (5)	$1.47	$1.43	$1.34	$1.37	$1.37
Net investment gains (losses)	0.28	0.10	(0.08)	(0.16)	(0.36)
Net derivative gains (losses)	(0.57)	(1.53)	(0.49)	(0.33)	0.30
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.66)	(0.08)	(0.42)	(0.27)	(0.27)
Provision for income tax (expense) benefit	0.36	0.52	0.49	0.17	0.11
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	0.01	-	0.01	0.01
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (5)	$0.87	$0.43	$0.84	$0.77	$1.14

Weighted average common shares outstanding - diluted	1,103.9	1,106.7	1,117.3	1,138.1	1,140.5

Unaudited	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Book value per common share - (actual common shares outstanding) (6)	$57.03	$52.85	$52.54	$53.04	$56.65
Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (6)	$47.37	$47.20	$47.99	$48.49	$49.34

	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Common shares outstanding, beginning of period	1,091.7	1,094.2	1,096.6	1,120.8	1,122.0
Newly issued shares	2.5	2.4	24.2	1.2	2.8
Common shares outstanding, end of period	1,094.2	1,096.6	1,120.8	1,122.0	1,124.8

Weighted average common shares outstanding - basic	1,096.9	1,097.9	1,104.9	1,123.7	1,126.9
Dilutive effect of stock purchase contracts underlying common equity units (5)	-	-	1.9	2.8	3.4
Dilutive effect of the exercise or issuance of stock-based awards	7.0	8.8	10.5	11.6	10.2
Weighted average common shares outstanding - diluted	1,103.9	1,106.7	1,117.3	1,138.1	1,140.5
MetLife Policyholder Trust Shares	199.4	196.1	193.2	190.9	188.4

(1)         Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

(2)         The three months ended March 31, 2014 includes a pre-tax net investment loss of $495 million related to the definitive agreement to sell the wholly owned subsidiary MetLife Assurance Ltd.

(3)         The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(4)         The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(5)         For the three months ended March 31, 2013 and June 30, 2013, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(6)         Book value per common share and book value per common share, excluding AOCI, exclude $2,043 million of equity related to preferred stock.

METLIFE CO NSOLIDATED BALANCE SHEETS
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$374,294	$356,514	$348,787	$350,187	$355,069
Equity securities available-for-sale, at estimated fair value	3,188	3,231	3,241	3,402	3,693
Fair value option and trading securities, at estimated fair value (1)	16,588	16,110	16,646	17,423	17,494
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	55,343	55,636	57,508	57,703	57,139
Held-for-sale, principally at estimated fair value	271	-	225	3	-
Mortgage loans, net	55,614	55,636	57,733	57,706	57,139
Policy loans	11,781	11,722	11,782	11,764	11,762
Real estate and real estate joint ventures	9,998	9,886	10,053	10,712	9,930
Other limited partnership interests	7,087	7,197	7,253	7,401	7,819
Short-term investments, principally at estimated fair value	13,653	12,990	12,664	13,955	13,908
Other invested assets, principally at estimated fair value	20,269	17,920	16,766	16,229	16,433
Total investments	512,472	491,206	484,925	488,779	493,247
Cash and cash equivalents, principally at estimated fair value (1)	9,983	9,184	11,376	7,585	8,573
Accrued investment income	4,555	4,357	4,519	4,255	4,446
Premiums, reinsurance and other receivables	23,052	23,283	23,473	21,859	23,031
Deferred policy acquisition costs and value of business acquired	24,645	24,782	25,639	26,706	26,352
Goodwill	9,696	9,447	9,509	10,542	10,433
Other assets	8,062	7,830	7,952	8,369	8,387
Separate account assets	249,220	245,573	255,250	317,201	316,434
Total assets	$841,685	$815,662	$822,643	$885,296	$890,903

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$190,054	$184,697	$186,528	$187,942	$189,970
Policyholder account balances	224,044	215,195	214,512	212,885	209,498
Other policy-related balances	15,472	15,279	15,530	15,214	15,369
Policyholder dividends payable	713	750	769	675	656
Policyholder dividend obligation	3,599	2,273	2,013	1,771	2,463
Payables for collateral under securities loaned and other transactions	34,215	33,247	31,866	30,411	32,469
Short-term debt	100	100	100	175	100
Long-term debt (1)	18,721	18,577	18,252	18,653	16,793
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,193	3,193	3,193	3,193	3,193
Current income tax payable	231	111	199	186	239
Deferred income tax liability	8,699	6,602	5,955	6,643	8,906
Other liabilities	24,260	25,331	22,902	23,168	24,178
Separate account liabilities	249,220	245,573	255,250	317,201	316,434
Total liabilities	776,717	755,124	761,265	822,313	824,464

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	96	130	110	887	107

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	28,072	28,137	29,221	29,277	29,384
Retained earnings	25,958	25,824	26,766	27,332	28,319
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	10,580	6,202	5,100	5,104	8,215
Total MetLife, Inc.’s stockholders’ equity	64,450	60,003	60,927	61,553	65,758
Noncontrolling interests	422	405	341	543	574
Total equity	64,872	60,408	61,268	62,096	66,332
Total liabilities and equity	$841,685	$815,662	$822,643	$885,296	$890,903

(1)         At March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, $2,443 million, $2,299 million, $2,120 million, $1,621 million and $1,159 million, respectively, of assets and $2,268 million, $2,127 million, $1,946 million, $1,454 million and $996 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 25 and 26, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$9,103	$9,157	$9,054	$10,269	$9,217
Universal life and investment-type product policy fees	2,211	2,281	2,276	2,317	2,323
Net investment income	5,082	5,057	4,998	5,257	5,085
Other revenues	481	500	486	487	491
Total operating revenues	16,877	16,995	16,814	18,330	17,116

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,025	9,174	9,243	10,304	9,373
Interest credited to policyholder account balances	1,554	1,521	1,472	1,468	1,401
Capitalization of DAC	(1,256)	(1,212)	(1,153)	(1,165)	(1,046)
Amortization of DAC and VOBA	1,016	1,105	979	983	1,050
Amortization of negative VOBA	(131)	(124)	(113)	(156)	(103)
Interest expense on debt	288	287	288	296	294
Other expenses	4,083	4,009	4,026	4,478	3,951
Total operating expenses	14,579	14,760	14,742	16,208	14,920

Operating earnings before provision for income tax	2,298	2,235	2,072	2,122	2,196
Provision for income tax expense (benefit)	641	619	547	537	604
Operating earnings	1,657	1,616	1,525	1,585	1,592
Preferred stock dividends	30	31	30	31	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,627	$1,585	$1,495	$1,554	$1,562

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,657	$1,616	$1,525	$1,585	$1,592
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (2), (3)	314	110	(85)	(178)	(411)
Net derivative gains (losses)	(630)	(1,690)	(546)	(373)	343
Premiums	48	1	40	2	2
Universal life and investment-type product policy fees	80	90	96	100	98
Net investment income	995	225	28	590	(50)
Other revenues	(1)	(10)	(10)	(13)	(13)
Policyholder benefits and claims and policyholder dividends	(683)	(115)	(541)	(281)	(254)
Interest credited to policyholder account balances	(1,036)	(325)	(128)	(675)	(68)
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	192	147	138	56	(8)
Amortization of negative VOBA	15	14	13	13	12
Interest expense on debt	(33)	(34)	(29)	(27)	(18)
Other expenses (3)	(312)	(87)	(72)	(68)	(3)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (3), (4)	389	566	544	184	120
Income (loss) from continuing operations, net of income tax	995	508	973	915	1,342
Income (loss) from discontinued operations, net of income tax	(3)	2	2	1	(3)
Net income (loss)	992	510	975	916	1,339
Less: Net income (loss) attributable to noncontrolling interests	6	8	3	8	11
Net income (loss) attributable to MetLife, Inc.	986	502	972	908	1,328
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$956	$471	$942	$877	$1,298

Total Operating Premiums, Fees and Other Revenues	$11,795	$11,938	$11,816	$13,073	$12,031

(1)          Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

(2)          The three months ended March 31, 2014 includes a pre-tax net investment loss of $495 million related to the definitive agreement to sell the wholly owned subsidiary MetLife Assurance Ltd.

(3)          The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(4)          The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,217	$6,695	$1,890	$597	$35
Universal life and investment-type product policy fees	2,323	1,792	389	109	33
Net investment income	5,085	4,202	693	123	67
Other revenues	491	427	27	16	21
Total operating revenues	17,116	13,116	2,999	845	156

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,373	7,680	1,397	261	35
Interest credited to policyholder account balances	1,401	971	387	34	9
Capitalization of DAC	(1,046)	(358)	(494)	(176)	(18)
Amortization of DAC and VOBA	1,050	548	338	164	-
Amortization of negative VOBA	(103)	-	(94)	(9)	-
Interest expense on debt	294	2	-	-	292
Other expenses	3,951	2,292	990	456	213
Total operating expenses	14,920	11,135	2,524	730	531

Operating earnings before provision for income tax	2,196	1,981	475	115	(375)
Provision for income tax expense (benefit)	604	643	147	27	(213)
Operating earnings	1,592	1,338	328	88	(162)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,562	$1,338	$328	$88	$(192)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,592	$1,338	$328	$88	$(162)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(411)	(517)	157	(9)	(42)
Net derivative gains (losses)	343	286	(7)	38	26
Premiums	2	(1)	-	3	-
Universal life and investment-type product policy fees	98	95	-	3	-
Net investment income	(50)	(113)	(35)	87	11
Other revenues	(13)	-	(13)	-	-
Policyholder benefits and claims and policyholder dividends	(254)	(234)	(18)	(2)	-
Interest credited to policyholder account balances	(68)	(17)	35	(86)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(8)	(5)	1	(4)	-
Amortization of negative VOBA	12	-	12	-	-
Interest expense on debt	(18)	-	-	-	(18)
Other expenses	(3)	-	6	(2)	(7)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	120	169	(41)	(13)	5
Income (loss) from continuing operations, net of income tax	1,342	1,001	425	103	(187)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	1,339	998	425	103	(187)
Less: Net income (loss) attributable to noncontrolling interests	11	5	6	-	-
Net income (loss) attributable to MetLife, Inc.	1,328	993	419	103	(187)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,298	$993	$419	$103	$(217)

Total Operating Premiums, Fees and Other Revenues	$12,031	$8,914	$2,306	$722	$89
(1) Consolidated and Americas results include a pre-tax net investment loss of $495 million related to the definitive agreement to sell the wholly owned subsidiary MetLife Assurance Ltd.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2013
Unaudited (In millions)	Consolidated (1)	Americas (1)	Asia	EMEA	Corporate & Other (1)

OPERATING REVENUES
Premiums	$9,103	$6,512	$1,998	$567	$26
Universal life and investment-type product policy fees	2,211	1,640	444	91	36
Net investment income	5,082	4,081	732	128	141
Other revenues	481	428	13	27	13
Total operating revenues	16,877	12,661	3,187	813	216

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,025	7,364	1,415	237	9
Interest credited to policyholder account balances	1,554	1,065	442	35	12
Capitalization of DAC	(1,256)	(529)	(546)	(177)	(4)
Amortization of DAC and VOBA	1,016	450	401	165	-
Amortization of negative VOBA	(131)	(1)	(113)	(17)	-
Interest expense on debt	288	1	-	1	286
Other expenses	4,083	2,377	1,094	448	164
Total operating expenses	14,579	10,727	2,693	692	467

Operating earnings before provision for income tax	2,298	1,934	494	121	(251)
Provision for income tax expense (benefit)	641	641	161	34	(195)
Operating earnings	1,657	1,293	333	87	(56)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,627	$1,293	$333	$87	$(86)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,657	$1,293	$333	$87	$(56)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (2)	314	112	128	16	58
Net derivative gains (losses)	(630)	(171)	(552)	(6)	99
Premiums	48	48	-	-	-
Universal life and investment-type product policy fees	80	81	1	(2)	-
Net investment income	995	(76)	638	393	40
Other revenues	(1)	-	-	-	(1)
Policyholder benefits and claims and policyholder dividends	(683)	(539)	(144)	-	-
Interest credited to policyholder account balances	(1,036)	(13)	(639)	(384)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	192	178	10	4	-
Amortization of negative VOBA	15	-	15	-	-
Interest expense on debt	(33)	-	-	-	(33)
Other expenses (2)	(312)	(3)	(150)	(3)	(156)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (2)	389	133	283	(22)	(5)
Income (loss) from continuing operations, net of income tax	995	1,043	(77)	83	(54)
Income (loss) from discontinued operations, net of income tax	(3)	-	(3)	-	-
Net income (loss)	992	1,043	(80)	83	(54)
Less: Net income (loss) attributable to noncontrolling interests	6	-	4	2	-
Net income (loss) attributable to MetLife, Inc.	986	1,043	(84)	81	(54)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$956	$1,043	$(84)	$81	$(84)

Total Operating Premiums, Fees and Other Revenues	$11,795	$8,580	$2,455	$685	$75

(1)          Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

(2)          Consolidated and Asia results include net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

AMERICAS

RETAIL	$626	$581	$659	$658	$612

GROUP, VOLUNTARY & WORKSITE BENEFITS	230	275	226	231	188

CORPORATE BENEFIT FUNDING (2)	294	346	298	357	355

LATIN AMERICA	143	125	133	173	183

AMERICAS TOTAL (2)	$1,293	$1,327	$1,316	$1,419	$1,338

ASIA	333	330	257	324	328

EMEA	87	68	85	89	88

CORPORATE & OTHER (2)	(86)	(140)	(163)	(278)	(192)

METLIFE TOTAL (2)	$1,627	$1,585	$1,495	$1,554	$1,562

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 9 (ii) Group, Voluntary & Worksite Benefits, Page 15, (iii) Corporate Benefit Funding, Page 18, (iv) Latin America, Page 21, (v) Asia, Page 22, (vi) EMEA, Page 23, and (vii) Corporate & Other, Page 24. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 5.

(2)          Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

AMER ICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$1,547	$1,581	$1,607	$1,793	$1,724	$1,547	$1,724
Universal life and investment-type product policy fees	1,167	1,238	1,257	1,250	1,247	1,167	1,247
Net investment income	1,961	1,987	1,928	2,022	2,014	1,961	2,014
Other revenues	243	257	267	251	245	243	245
Total operating revenues	4,918	5,063	5,059	5,316	5,230	4,918	5,230

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,153	2,272	2,234	2,369	2,407	2,153	2,407
Interest credited to policyholder account balances	579	589	582	581	555	579	555
Capitalization of DAC	(374)	(344)	(318)	(273)	(234)	(374)	(234)
Amortization of DAC and VOBA	331	396	315	342	429	331	429
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	(1)	-	-	-	-
Other expenses	1,278	1,265	1,245	1,296	1,142	1,278	1,142
Total operating expenses	3,967	4,179	4,057	4,315	4,299	3,967	4,299

Operating earnings before provision for income tax	951	884	1,002	1,001	931	951	931
Provision for income tax expense (benefit)	325	303	343	343	319	325	319
Operating earnings	626	581	659	658	612	626	612
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$626	$581	$659	$658	$612	$626	$612

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$626	$581	$659	$658	$612	$626	$612
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	73	23	(28)	2	6	73	6
Net derivative gains (losses)	(156)	(421)	(202)	55	71	(156)	71
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	80	79	92	92	93	80	93
Net investment income	(119)	(117)	(118)	(117)	(117)	(119)	(117)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(403)	(149)	(413)	(367)	(118)	(403)	(118)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	178	155	137	64	(5)	178	(5)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	122	150	186	96	25	122	25
Income (loss) from continuing operations, net of income tax	401	301	313	483	567	401	567
Income (loss) from discontinued operations, net of income tax	-	-	-	1	(2)	-	(2)
Net income (loss)	401	301	313	484	565	401	565
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	401	301	313	484	565	401	565
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$401	$301	$313	$484	$565	$401	$565

Total Operating Premiums, Fees and Other Revenues	$2,957	$3,076	$3,131	$3,294	$3,216	$2,957	$3,216

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$1,448	$1,493	$1,511	$1,617	$1,486	$1,448	$1,486
Universal life and investment-type product policy fees	396	417	415	395	400	396	400
Net investment income	1,204	1,198	1,178	1,254	1,235	1,204	1,235
Other revenues	144	160	152	144	137	144	137
Total operating revenues	3,192	3,268	3,256	3,410	3,258	3,192	3,258

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,926	2,053	1,971	2,045	2,032	1,926	2,032
Interest credited to policyholder account balances	215	222	226	226	219	215	219
Capitalization of DAC	(181)	(200)	(176)	(172)	(145)	(181)	(145)
Amortization of DAC and VOBA	201	200	232	171	201	201	201
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	(1)	-	-	-	-
Other expenses	652	675	652	713	586	652	586
Total operating expenses	2,813	2,950	2,904	2,983	2,893	2,813	2,893

Operating earnings before provision for income tax	379	318	352	427	365	379	365
Provision for income tax expense (benefit)	125	105	115	142	121	125	121
Operating earnings	254	213	237	285	244	254	244
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$254	$213	$237	$285	$244	$254	$244

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$254	$213	$237	$285	$244	$254	$244
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	24	(1)	(3)	(1)	(14)	24	(14)
Net derivative gains (losses)	(8)	(87)	(95)	11	69	(8)	69
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(2)	(4)	(3)	-	-	(2)	-
Net investment income	(49)	(47)	(52)	(53)	(55)	(49)	(55)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(13)	(11)	(10)	(20)	(16)	(13)	(16)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	17	52	57	23	6	17	6
Income (loss) from continuing operations, net of income tax	223	115	131	245	234	223	234
Income (loss) from discontinued operations, net of income tax	-	-	-	1	(2)	-	(2)
Net income (loss)	223	115	131	246	232	223	232
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	223	115	131	246	232	223	232
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$223	$115	$131	$246	$232	$223	$232

Total Operating Premiums, Fees and Other Revenues	$1,988	$2,070	$2,078	$2,156	$2,023	$1,988	$2,023

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$99	$88	$96	$176	$238	$99	$238
Universal life and investment-type product policy fees	771	821	842	855	847	771	847
Net investment income	757	789	750	768	779	757	779
Other revenues	99	97	115	107	108	99	108
Total operating revenues	1,726	1,795	1,803	1,906	1,972	1,726	1,972

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	227	219	263	324	375	227	375
Interest credited to policyholder account balances	364	367	356	355	336	364	336
Capitalization of DAC	(193)	(144)	(142)	(101)	(89)	(193)	(89)
Amortization of DAC and VOBA	130	196	83	171	228	130	228
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	-	-	-
Other expenses	626	590	593	583	556	626	556
Total operating expenses	1,154	1,229	1,153	1,332	1,406	1,154	1,406

Operating earnings before provision for income tax	572	566	650	574	566	572	566
Provision for income tax expense (benefit)	200	198	228	201	198	200	198
Operating earnings	372	368	422	373	368	372	368
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$372	$368	$422	$373	$368	$372	$368

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$372	$368	$422	$373	$368	$372	$368
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	49	24	(25)	3	20	49	20
Net derivative gains (losses)	(148)	(334)	(107)	44	2	(148)	2
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	82	83	95	92	93	82	93
Net investment income	(70)	(70)	(66)	(64)	(62)	(70)	(62)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(403)	(149)	(413)	(367)	(118)	(403)	(118)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	191	166	147	84	11	191	11
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	105	98	129	73	19	105	19
Income (loss) from continuing operations, net of income tax	178	186	182	238	333	178	333
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	178	186	182	238	333	178	333
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	178	186	182	238	333	178	333
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$178	$186	$182	$238	$333	$178	$333

Total Operating Premiums, Fees and Other Revenues	$969	$1,006	$1,053	$1,138	$1,193	$969	$1,193

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$83,826	$84,008	$84,419	$84,811	$85,300
Premiums and deposits (2), (3)	1,991	2,030	1,966	2,110	1,980
Surrenders and withdrawals	(901)	(823)	(825)	(790)	(753)
Benefit payments	(821)	(781)	(716)	(707)	(851)

Net Flows	269	426	425	613	376
Net transfers from (to) separate account	46	50	22	35	28
Interest	809	819	825	827	824
Policy charges	(462)	(482)	(473)	(475)	(477)
Other	(480)	(402)	(407)	(511)	(445)

Balance, end of period	$84,008	$84,419	$84,811	$85,300	$85,606

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$51,542	$50,020	$48,990	$48,428	$46,988
Premiums and deposits (2), (3)	1,019	772	816	816	842
Surrenders and withdrawals	(1,023)	(998)	(908)	(1,372)	(1,163)
Benefit payments	(405)	(420)	(408)	(396)	(414)

Net Flows	(409)	(646)	(500)	(952)	(735)
Net transfers from (to) separate account	(555)	(214)	58	(119)	(21)
Interest	424	429	417	415	395
Policy charges	(12)	(15)	(13)	(12)	(13)
Other	(970)	(584)	(524)	(772)	285

Balance, end of period	$50,020	$48,990	$48,428	$46,988	$46,899

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$8,463	$8,957	$8,919	$9,420	$9,945
Premiums and deposits (3)	172	165	163	166	164
Surrenders and withdrawals	(118)	(116)	(108)	(102)	(113)
Benefit payments	(10)	(11)	(10)	(11)	(16)

Net Flows	44	38	45	53	35
Investment performance	632	108	604	647	151
Net transfers from (to) general account	(46)	(50)	(22)	(35)	(28)
Policy charges	(129)	(132)	(132)	(132)	(133)
Other	(7)	(2)	6	(8)	1

Balance, end of period	$8,957	$8,919	$9,420	$9,945	$9,971

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$142,050	$150,826	$149,117	$155,977	$162,436
Premiums and deposits (3)	2,964	2,382	2,240	1,451	1,331
Surrenders and withdrawals	(2,175)	(2,444)	(2,289)	(2,594)	(2,631)
Benefit payments	(269)	(317)	(295)	(301)	(320)

Net Flows	520	(379)	(344)	(1,444)	(1,620)
Investment performance	8,434	(684)	8,165	8,664	2,723
Net transfers from (to) general account	555	214	(58)	119	21
Policy charges	(734)	(860)	(903)	(880)	(849)
Other	1	-	-	-	2

Balance, end of period	$150,826	$149,117	$155,977	$162,436	$162,713

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the General Account investment option of variable products.

(3)          Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Direct and allocated expenses	$451	$451	$470	$542	$445
Pension and post-retirement benefit costs	60	60	60	60	58
Premium taxes, other taxes, and licenses & fees	40	41	36	43	39
Total fixed operating expenses	$551	$552	$566	$645	$542

Commissions and other variable expenses	727	713	679	651	600

Total other expenses	$1,278	$1,265	$1,245	$1,296	$1,142

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Life Sales (1)
Term Life	$23	$26	$21	$22	$16
Whole Life	29	31	36	41	29
Variable Life	9	9	11	8	7
Universal Life	43	47	17	16	12
Total life sales	$104	$113	$85	$87	$64

Annuity Sales (2)
Fixed and indexed annuity sales	$213	$191	$188	$422	$426
Variable annuity sales	3,520	2,761	2,693	1,669	1,603
Total annuity sales	$3,733	$2,952	$2,881	$2,091	$2,029

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$2,822	$2,277	$2,175	$1,397	$1,290
General Accounts
Fixed and indexed annuity	213	191	188	422	426
Variable annuity	698	484	518	272	313
Total general accounts	911	675	706	694	739
Total annuity premiums and deposits	$3,733	$2,952	$2,881	$2,091	$2,029

(1)          Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)          Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Investment income yield excluding variable investment income	6.30%	6.22%	6.17%	6.13%	6.13%
Variable investment income yield	0.54%	0.31%	0.04%	0.54%	0.53%
Total investment income yield	6.84%	6.53%	6.21%	6.67%	6.66%
Average crediting rate	4.50%	4.52%	4.52%	4.50%	4.50%
Annualized general account spread	2.34%	2.01%	1.69%	2.17%	2.16%

Annualized general account spread excluding variable investment income yield	1.80%	1.70%	1.65%	1.63%	1.63%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Investment income yield excluding variable investment income	6.21%	6.37%	6.07%	6.01%	5.88%
Variable investment income yield	0.13%	0.16%	0.13%	0.27%	0.36%
Total investment income yield	6.34%	6.53%	6.20%	6.28%	6.24%
Average crediting rate	3.38%	3.39%	3.39%	3.38%	3.29%
Annualized general account spread	2.96%	3.14%	2.81%	2.90%	2.95%

Annualized general account spread excluding variable investment income yield	2.83%	2.98%	2.68%	2.63%	2.59%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Life (3)
Operating premiums, fees and other revenues	$1,349	$1,399	$1,406	$1,485	$1,368
Interest Adjusted Benefit Ratio (4)	52.1%	53.6%	51.0%	54.2%	56.9%

Lapse Ratio (5)
Traditional life	5.8%	5.8%	5.9%	5.9%	5.8%
Variable & universal life	4.9%	4.8%	4.6%	4.5%	4.3%
Fixed annuity	8.4%	8.6%	8.8%	9.9%	10.5%
Variable annuity	5.9%	6.0%	6.1%	6.2%	6.3%

Retail Property & Casualty
Operating premiums, fees and other revenues	$429	$440	$451	$453	$447
Combined ratio including catastrophes	94.5%	107.5%	92.6%	88.6%	94.3%
Combined ratio excluding catastrophes	88.7%	86.1%	86.3%	85.2%	89.3%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred annuities, a component of Annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          The historical Retail Life Mortality Ratio was changed to an Interest Adjusted Benefit Ratio to include the impact of reinsurance in the claims experience.

(5)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERI CAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$3,874	$3,797	$3,767	$3,812	$4,002	$3,874	$4,002
Universal life and investment-type product policy fees	180	170	171	167	177	180	177
Net investment income	453	472	459	472	453	453	453
Other revenues	108	105	103	102	107	108	107
Total operating revenues	4,615	4,544	4,500	4,553	4,739	4,615	4,739

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,640	3,514	3,527	3,546	3,781	3,640	3,781
Interest credited to policyholder account balances	39	39	38	39	40	39	40
Capitalization of DAC	(33)	(35)	(37)	(36)	(34)	(33)	(34)
Amortization of DAC and VOBA	34	33	37	36	36	34	36
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	-	-	-
Other expenses	588	578	595	619	628	588	628
Total operating expenses	4,268	4,130	4,160	4,204	4,451	4,268	4,451

Operating earnings before provision for income tax	347	414	340	349	288	347	288
Provision for income tax expense (benefit)	117	139	114	118	100	117	100
Operating earnings	230	275	226	231	188	230	188
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$230	$275	$226	$231	$188	$230	$188

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$230	$275	$226	$231	$188	$230	$188
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	17	(28)	(3)	(7)	(11)	17	(11)
Net derivative gains (losses)	(129)	(310)	(173)	(64)	116	(129)	116
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(40)	(45)	(44)	(43)	(39)	(40)	(39)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	53	134	78	39	(23)	53	(23)
Income (loss) from continuing operations, net of income tax	131	26	84	156	231	131	231
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	131	26	84	156	231	131	231
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	131	26	84	156	231	131	231
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$131	$26	$84	$156	$231	$131	$231

Operating Premiums, Fees and Other Revenues
Group	$3,557	$3,456	$3,420	$3,455	$3,657	$3,557	$3,657
Voluntary & Worksite	605	616	621	626	629	605	629
Total Group, Voluntary & Worksite Benefits	$4,162	$4,072	$4,041	$4,081	$4,286	$4,162	$4,286

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$26,772	$26,444	$25,974	$26,064	$26,228
Premiums and deposits	4,445	4,327	4,515	4,283	4,546
Surrenders and withdrawals	(832)	(795)	(998)	(723)	(725)
Benefit payments	(3,297)	(3,150)	(3,145)	(3,213)	(3,390)

Net Flows	316	382	372	347	431
Net transfers from (to) separate account	-	-	-	-	-
Interest	211	214	218	221	219
Policy charges	(130)	(131)	(131)	(118)	(137)
Other	(725)	(935)	(369)	(286)	(281)

Balance, end of period	$26,444	$25,974	$26,064	$26,228	$26,460

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$532	$562	$566	$602	$644
Premiums and deposits	49	50	52	50	54
Surrenders and withdrawals	(13)	(11)	(12)	(11)	(14)
Benefit payments	(1)	(1)	-	-	(1)

Net Flows	35	38	40	39	39
Investment performance	37	9	39	46	9
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(41)	(42)	(42)	(42)	(44)
Other	(1)	(1)	(1)	(1)	(2)

Balance, end of period	$562	$566	$602	$644	$646
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Direct and allocated expenses	$421	$404	$422	$442	$441
Pension and post-retirement benefit costs	25	25	25	25	24
Premium taxes, other taxes, and licenses & fees	58	62	59	57	71
Total fixed operating expenses	$504	$491	$506	$524	$536

Commissions and other variable expenses	84	87	89	95	92

Total other expenses	$588	$578	$595	$619	$628

SPREAD (1)
	For the Three Months Ended
Unaudited	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Investment income yield excluding variable investment income	5.95%	5.97%	5.91%	5.72%	5.57%
Variable investment income yield	0.21%	0.36%	0.16%	0.45%	0.34%
Total investment income yield	6.16%	6.33%	6.07%	6.17%	5.91%
Average crediting rate	3.31%	3.33%	3.30%	3.36%	3.36%
Annualized general account spread	2.85%	3.00%	2.77%	2.81%	2.55%

Annualized general account spread excluding variable investment income yield	2.64%	2.64%	2.61%	2.36%	2.21%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Group Life (2)
Operating premiums, fees and other revenues	$1,438	$1,406	$1,352	$1,368	$1,436
Mortality ratio	91.3%	86.5%	90.3%	87.9%	93.6%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,604	$1,605	$1,602	$1,593	$1,695
Interest Adjusted Loss Ratio (4)	79.6%	80.0%	80.6%	80.9%	78.8%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$345	$358	$363	$367	$366
Combined ratio including catastrophes	92.8%	97.7%	90.2%	93.7%	98.2%
Combined ratio excluding catastrophes	90.4%	92.1%	87.5%	92.9%	94.3%

(1)          Excludes group property & casualty.

(2)          Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)          Includes dental, disability, long-term care (“LTC”), AD&D, critical illness, vision and other health.

(4)          The historical Group Non-Medical Health Benefit Ratio was changed to an Interest Adjusted Loss Ratio to reflect actual claims experience while removing the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERI CAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$416	$503	$450	$1,398	$301	$416	$301
Universal life and investment-type product policy fees	68	65	54	60	57	68	57
Net investment income	1,390	1,402	1,384	1,445	1,410	1,390	1,410
Other revenues	73	67	68	70	68	73	68
Total operating revenues	1,947	2,037	1,956	2,973	1,836	1,947	1,836

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,017	1,080	1,071	2,012	888	1,017	888
Interest credited to policyholder account balances	343	305	292	293	278	343	278
Capitalization of DAC	(17)	(6)	(2)	(2)	(1)	(17)	(1)
Amortization of DAC and VOBA	11	6	4	2	4	11	4
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	3	2	2	2	2
Other expenses	139	116	129	120	120	139	120
Total operating expenses	1,495	1,503	1,497	2,427	1,291	1,495	1,291

Operating earnings before provision for income tax	452	534	459	546	545	452	545
Provision for income tax expense (benefit)	158	188	161	189	190	158	190
Operating earnings	294	346	298	357	355	294	355
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$294	$346	$298	$357	$355	$294	$355

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$294	$346	$298	$357	$355	$294	$355
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (2)	22	(3)	(15)	(12)	(541)	22	(541)
Net derivative gains (losses)	105	(209)	(140)	9	103	105	103
Premiums	48	-	40	4	-	48	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	75	46	40	44	40	75	40
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(73)	1	(76)	(30)	(33)	(73)	(33)
Interest credited to policyholder account balances	(2)	(2)	(6)	(3)	(3)	(2)	(3)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(3)	(6)	(5)	(5)	(6)	(3)	(6)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(61)	61	57	(4)	148	(61)	148
Income (loss) from continuing operations, net of income tax	405	234	193	360	63	405	63
Income (loss) from discontinued operations, net of income tax	-	-	-	-	(1)	-	(1)
Net income (loss)	405	234	193	360	62	405	62
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	405	234	193	360	62	405	62
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$405	$234	$193	$360	$62	$405	$62

Total Operating Premiums, Fees and Other Revenues	$557	$635	$572	$1,528	$426	$557	$426

(1)         Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

(2)         The three months and year-to-date period ended March 31, 2014 include a pre-tax net investment loss of $495 million related to the definitive agreement to sell the wholly owned subsidiary MetLife Assurance Ltd.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$116,910	$119,187	$112,395	$111,203	$112,454
Premiums and deposits	14,742	13,826	12,224	13,100	11,769
Surrenders and withdrawals	(11,765)	(17,483)	(12,717)	(11,584)	(14,691)
Benefit payments	(838)	(847)	(881)	(848)	(869)

Net Flows	2,139	(4,504)	(1,374)	668	(3,791)
Net transfers from (to) separate account	5	(5)	(4)	2	30
Interest	1,005	975	960	962	941
Policy charges	(29)	(38)	(40)	(15)	(38)
Other	(843)	(3,220)	(734)	(366)	477

Balance, end of period	$119,187	$112,395	$111,203	$112,454	$110,073

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Balance, beginning of period	$71,875	$75,735	$74,845	$76,029	$77,023
Premiums and deposits	1,868	1,982	2,557	1,915	2,244
Surrenders and withdrawals	(1,414)	(922)	(1,209)	(1,127)	(1,530)
Benefit payments	(19)	(20)	(13)	(16)	(21)

Net Flows	435	1,040	1,335	772	693
Investment performance	697	(1,286)	860	787	1,395
Net transfers from (to) general account	(5)	5	4	(2)	(30)
Policy charges	(86)	(85)	(81)	(81)	(77)
Other	2,819	(564)	(934)	(482)	608

Balance, end of period	$75,735	$74,845	$76,029	$77,023	$79,612

(1)          Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Direct and allocated expenses	$65	$65	$76	$68	$70
Pension and post-retirement benefit costs	14	14	14	14	13
Premium taxes, other taxes, and licenses & fees	3	4	4	2	5
Total fixed operating expenses	$82	$83	$94	$84	$88

Commissions and other variable expenses	57	33	35	36	32

Total other expenses	$139	$116	$129	$120	$120

SPREAD
	For the Three Months Ended
Unaudited	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014

Investment income yield excluding variable investment income	4.68%	4.68%	4.80%	4.77%	4.67%
Variable investment income yield	0.28%	0.33%	0.23%	0.44%	0.39%
Total investment income yield	4.96%	5.01%	5.03%	5.21%	5.06%
Average crediting rate	3.53%	3.42%	3.46%	3.44%	3.41%
Annualized general account spread	1.43%	1.59%	1.57%	1.77%	1.65%

Annualized general account spread excluding variable investment income yield	1.15%	1.26%	1.34%	1.33%	1.26%

(1)          Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

AMERI CAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$675	$710	$692	$747	$668	$675	$668
Universal life and investment-type product policy fees	225	235	222	309	311	225	311
Net investment income	277	281	354	334	325	277	325
Other revenues	4	5	-	14	7	4	7
Total operating revenues	1,181	1,231	1,268	1,404	1,311	1,181	1,311

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	554	601	637	662	604	554	604
Interest credited to policyholder account balances	104	103	106	104	98	104	98
Capitalization of DAC	(105)	(108)	(103)	(108)	(89)	(105)	(89)
Amortization of DAC and VOBA	74	83	63	90	79	74	79
Amortization of negative VOBA	(1)	-	(1)	-	-	(1)	-
Interest expense on debt	(1)	1	-	-	-	(1)	-
Other expenses	372	390	395	455	402	372	402
Total operating expenses	997	1,070	1,097	1,203	1,094	997	1,094

Operating earnings before provision for income tax	184	161	171	201	217	184	217
Provision for income tax expense (benefit)	41	36	38	28	34	41	34
Operating earnings	143	125	133	173	183	143	183
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$143	$125	$133	$173	$183	$143	$183

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$143	$125	$133	$173	$183	$143	$183
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	-	9	(5)	16	29	-	29
Net derivative gains (losses)	9	(28)	3	(8)	(4)	9	(4)
Premiums	-	1	-	(2)	(1)	-	(1)
Universal life and investment-type product policy fees	1	2	2	1	2	1	2
Net investment income	8	1	42	29	3	8	3
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(63)	171	(11)	81	(83)	(63)	(83)
Interest credited to policyholder account balances	(11)	(3)	(51)	(35)	(14)	(11)	(14)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	(1)	-	5	6	-	6
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	19	(49)	3	(44)	19	19	19
Income (loss) from continuing operations, net of income tax	106	228	116	216	140	106	140
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	106	228	116	216	140	106	140
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	5	5	-	5
Net income (loss) attributable to MetLife, Inc.	106	228	116	211	135	106	135
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$106	$228	$116	$211	$135	$106	$135

Total Operating Premiums, Fees and Other Revenues	$904	$950	$914	$1,070	$986	$904	$986

A SIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$1,998	$1,980	$1,922	$1,901	$1,890	$1,998	$1,890
Universal life and investment-type product policy fees	444	442	438	398	389	444	389
Net investment income	732	723	696	764	693	732	693
Other revenues	13	28	22	29	27	13	27
Total operating revenues	3,187	3,173	3,078	3,092	2,999	3,187	2,999

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,415	1,433	1,506	1,401	1,397	1,415	1,397
Interest credited to policyholder account balances	442	437	407	404	387	442	387
Capitalization of DAC	(546)	(522)	(515)	(560)	(494)	(546)	(494)
Amortization of DAC and VOBA	401	392	393	356	338	401	338
Amortization of negative VOBA	(113)	(113)	(99)	(102)	(94)	(113)	(94)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1,094	1,054	1,040	1,124	990	1,094	990
Total operating expenses	2,693	2,681	2,732	2,623	2,524	2,693	2,524

Operating earnings before provision for income tax	494	492	346	469	475	494	475
Provision for income tax expense (benefit)	161	162	89	145	147	161	147
Operating earnings	333	330	257	324	328	333	328
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$333	$330	$257	$324	$328	$333	$328

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$333	$330	$257	$324	$328	$333	$328
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	128	85	52	78	157	128	157
Net derivative gains (losses)	(552)	(486)	164	(183)	(7)	(552)	(7)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	1	2	1	(2)	-	1	-
Net investment income	638	446	(64)	400	(35)	638	(35)
Other revenues	-	(10)	(11)	(13)	(13)	-	(13)
Policyholder benefits and claims and policyholder dividends	(144)	(138)	(41)	(18)	(18)	(144)	(18)
Interest credited to policyholder account balances	(639)	(438)	64	(407)	35	(639)	35
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	10	1	1	3	1	10	1
Amortization of negative VOBA	15	14	13	13	12	15	12
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	(150)	6	6	6	6	(150)	6
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	283	154	94	(44)	(41)	283	(41)
Income (loss) from continuing operations, net of income tax	(77)	(34)	536	157	425	(77)	425
Income (loss) from discontinued operations, net of income tax	(3)	(1)	1	-	-	(3)	-
Net income (loss)	(80)	(35)	537	157	425	(80)	425
Less: Net income (loss) attributable to noncontrolling interests	4	5	6	7	6	4	6
Net income (loss) attributable to MetLife, Inc.	(84)	(40)	531	150	419	(84)	419
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(84)	$(40)	$531	$150	$419	$(84)	$419

Total Operating Premiums, Fees and Other Revenues	$2,455	$2,450	$2,382	$2,328	$2,306	$2,455	$2,306

(1)         The three months and year-to-date period ended March 31, 2013 include net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million, which are related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million, which are related to the settlement of such acquisition tax contingency.

(2)         The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

EME A STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$567	$558	$586	$586	$597	$567	$597
Universal life and investment-type product policy fees	91	96	100	99	109	91	109
Net investment income	128	120	124	126	123	128	123
Other revenues	27	34	21	15	16	27	16
Total operating revenues	813	808	831	826	845	813	845

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	237	256	243	303	261	237	261
Interest credited to policyholder account balances	35	37	37	38	34	35	34
Capitalization of DAC	(177)	(192)	(173)	(172)	(176)	(177)	(176)
Amortization of DAC and VOBA	165	195	166	157	164	165	164
Amortization of negative VOBA	(17)	(11)	(13)	(54)	(9)	(17)	(9)
Interest expense on debt	1	(1)	-	1	-	1	-
Other expenses	448	460	443	459	456	448	456
Total operating expenses	692	744	703	732	730	692	730

Operating earnings before provision for income tax	121	64	128	94	115	121	115
Provision for income tax expense (benefit)	34	(4)	43	5	27	34	27
Operating earnings	87	68	85	89	88	87	88
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$87	$68	$85	$89	$88	$87	$88

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$87	$68	$85	$89	$88	$87	$88
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	16	23	10	(65)	(9)	16	(9)
Net derivative gains (losses)	(6)	(4)	30	(26)	38	(6)	38
Premiums	-	-	-	-	3	-	3
Universal life and investment-type product policy fees	(2)	7	1	9	3	(2)	3
Net investment income	393	(132)	150	255	87	393	87
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	53	(2)	-	(2)
Interest credited to policyholder account balances	(384)	118	(135)	(230)	(86)	(384)	(86)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	4	(9)	-	(11)	(4)	4	(4)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(3)	(5)	(7)	3	(2)	(3)	(2)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(22)	3	(17)	3	(13)	(22)	(13)
Income (loss) from continuing operations, net of income tax	83	69	117	80	103	83	103
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	83	69	117	80	103	83	103
Less: Net income (loss) attributable to noncontrolling interests	2	-	1	-	-	2	-
Net income (loss) attributable to MetLife, Inc.	81	69	116	80	103	81	103
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$81	$69	$116	$80	$103	$81	$103

Total Operating Premiums, Fees and Other Revenues	$685	$688	$707	$700	$722	$685	$722

CORPORAT E & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$26	$28	$30	$32	$35	$26	$35
Universal life and investment-type product policy fees	36	35	34	34	33	36	33
Net investment income	141	72	53	94	67	141	67
Other revenues	13	4	5	6	21	13	21
Total operating revenues	216	139	122	166	156	216	156

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9	18	25	11	35	9	35
Interest credited to policyholder account balances	12	11	10	9	9	12	9
Capitalization of DAC	(4)	(5)	(5)	(14)	(18)	(4)	(18)
Amortization of DAC and VOBA	-	-	1	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	286	283	286	293	292	286	292
Other expenses	164	146	179	405	213	164	213
Total operating expenses	467	453	496	704	531	467	531

Operating earnings before provision for income tax	(251)	(314)	(374)	(538)	(375)	(251)	(375)
Provision for income tax expense (benefit)	(195)	(205)	(241)	(291)	(213)	(195)	(213)
Operating earnings	(56)	(109)	(133)	(247)	(162)	(56)	(162)
Preferred stock dividends	30	31	30	31	30	30	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(86)	$(140)	$(163)	$(278)	$(192)	$(86)	$(192)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(56)	$(109)	$(133)	$(247)	$(162)	$(56)	$(162)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	58	1	(96)	(190)	(42)	58	(42)
Net derivative gains (losses)	99	(232)	(228)	(156)	26	99	26
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	40	26	22	22	11	40	11
Other revenues	(1)	-	1	-	-	(1)	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(33)	(34)	(29)	(27)	(18)	(33)	(18)
Other expenses	(156)	(81)	(66)	(77)	(7)	(156)	(7)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(5)	113	143	138	5	(5)	5
Income (loss) from continuing operations, net of income tax	(54)	(316)	(386)	(537)	(187)	(54)	(187)
Income (loss) from discontinued operations, net of income tax	-	3	1	-	-	-	-
Net income (loss)	(54)	(313)	(385)	(537)	(187)	(54)	(187)
Less: Net income (loss) attributable to noncontrolling interests	-	3	(4)	(4)	-	-	-
Net income (loss) attributable to MetLife, Inc.	(54)	(316)	(381)	(533)	(187)	(54)	(187)
Less: Preferred stock dividends	30	31	30	31	30	30	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(84)	$(347)	$(411)	$(564)	$(217)	$(84)	$(217)

Total Operating Premiums, Fees and Other Revenues	$75	$67	$69	$72	$89	$75	$89

(1)          Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

INVESTM ENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Fixed Maturity Securities
Yield (1)	4.83%	4.71%	4.92%	4.90%	4.76%
Investment income (2), (3), (4)	$3,833	$3,687	$3,792	$3,786	$3,685
Investment gains (losses) (3)	313	144	(77)	30	95
Ending carrying value (2), (3)	375,275	357,447	349,614	351,476	356,352
Mortgage Loans
Yield (1)	5.52%	5.40%	5.34%	6.05%	5.08%
Investment income (3), (4)	738	716	725	841	709
Investment gains (losses) (3)	12	23	(13)	-	(11)
Ending carrying value (3)	53,207	53,368	55,637	56,108	55,999
Real Estate and Real Estate Joint Ventures
Yield (1)	2.40%	4.26%	3.09%	4.00%	3.45%
Investment income (3)	60	106	77	104	89
Investment gains (losses) (3)	(20)	(8)	3	-	60
Ending carrying value	9,998	9,886	10,053	10,712	9,930
Policy Loans
Yield (1)	5.22%	5.18%	5.38%	5.27%	5.33%
Investment income	155	152	158	155	157
Ending carrying value	11,781	11,722	11,782	11,764	11,762
Equity Securities
Yield (1)	3.41%	5.13%	3.87%	5.30%	3.86%
Investment income	24	36	28	39	30
Investment gains (losses)	(27)	4	3	25	25
Ending carrying value	3,188	3,231	3,241	3,402	3,693
Other Limited Partnership Interests
Yield (1)	14.25%	15.43%	7.95%	15.82%	17.28%
Investment income	246	275	144	290	329
Investment gains (losses)	-	(41)	-	(7)	(2)
Ending carrying value	7,087	7,197	7,253	7,401	7,819
Cash and Short-term Investments
Yield (1)	0.89%	1.10%	0.97%	1.01%	1.16%
Investment income	45	42	39	42	45
Investment gains (losses)	39	15	6	3	(1)
Ending carrying value (3)	23,635	22,170	24,039	21,540	22,481
Other Invested Assets (1)
Investment income	179	222	217	201	220
Investment gains (losses) (3)	(32)	12	6	(27)	(3)
Ending carrying value	20,269	17,920	16,766	16,229	16,433
Total Investments
Investment income yield (1)	4.93%	5.00%	4.98%	5.20%	5.02%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.15% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.80%	4.87%	4.85%	5.05%	4.89%
Investment income	$5,280	$5,236	$5,180	$5,458	$5,264
Investment fees and expenses	(143)	(131)	(137)	(152)	(136)
Net investment income including Divested businesses	5,137	5,105	5,043	5,306	5,128
Less: Net investment income from Divested businesses (5), (6)	55	48	45	49	43
Net Investment Income (3), (6)	$5,082	$5,057	$4,998	$5,257	$5,085
Ending Carrying Value (3)	$504,440	$482,941	$478,385	$478,632	$484,469
Investment portfolio gains (losses) including Divested businesses	$285	$149	$(72)	$24	$163
Less: Investment portfolio gains (losses) from Divested businesses (5), (6)	(1)	-	1	(6)	-
Investment Portfolio Gains (Losses) (3), (5), (6)	$286	$149	$(73)	$30	$163
Gross investment gains	$559	$400	$280	$331	$441
Gross investment losses	(194)	(195)	(293)	(232)	(258)
Writedowns	(79)	(56)	(60)	(69)	(20)
Investment Portfolio Gains (Losses) (3), (5), (6)	286	149	(73)	30	163
Investment portfolio gains (losses) income tax (expense) benefit (6)	(126)	(42)	63	(42)	(32)
Investment Portfolio Gains (Losses), Net of Income Tax (6)	$160	$107	$(10)	$(12)	$131

Derivative Gains (Losses) including Divested businesses	$(763)	$(1,870)	$(738)	$(560)	$152
Less: Derivative gains (losses) from Divested businesses (5), (6)	127	(99)	20	(1)	35
Derivative gains (losses) (3), (5), (6)	(890)	(1,771)	(758)	(559)	117
Derivative gains (losses) income tax (expense) benefit (6)	299	623	265	202	(39)
Derivative Gains (Losses), Net of Income Tax (6)	$(591)	$(1,148)	$(493)	$(357)	$78

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $981 million, $933 million, $827 million, $1,289 million and $1,283 million in ending carrying value, and $21 million, ($11) million, $14 million, $41 million and $37 million of investment income related to fair value option and trading securities at or for the three months ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,572 million, $15,150 million, $15,796 million, $16,111 million and $16,192 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $35 million, $27 million, $23 million, $23 million and $19 million, mortgage loans of $2,407 million, $2,268 million, $2,096 million, $1,598 million and $1,140 million and cash and short-term investments of $1 million, $4 million, $1 million, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$285	$149	$(72)	$24	$163
Real estate discontinued operations	6	(1)	1	-	5
Net investment gains (losses) related to CSEs	8	8	4	13	2
Other gains (losses) reported in net investment gains (losses) on GAAP basis	15	(46)	(18)	(215)	(581)
Net investment gains (losses) - GAAP basis	$314	$110	$(85)	$(178)	$(411)

	For the Three Months Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(763)	$(1,870)	$(738)	$(560)	$152
Investment hedge adjustments (5)	131	167	175	170	175
Joint venture adjustments	-	1	-	1	-
Settlement of foreign currency earnings hedges	-	10	11	13	13
PAB hedge adjustments	2	2	6	3	3
Net derivative gains (losses) - GAAP basis	$(630)	$(1,690)	$(546)	$(373)	$343

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses for the three months ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, excludes $0, $7 million, $1 million, $2 million and ($3) million, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

(6)         Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Fixed Maturity Securities
Yield (1)	4.83%	4.77%	4.82%	4.84%	4.76%
Investment income (2), (3), (4)	$3,833	$7,520	$11,312	$15,098	$3,685
Investment gains (losses) (3)	313	457	380	410	95
Ending carrying value (2), (3)	375,275	357,447	349,614	351,476	356,352
Mortgage Loans
Yield (1)	5.52%	5.46%	5.42%	5.58%	5.08%
Investment income (3), (4)	738	1,454	2,179	3,020	709
Investment gains (losses) (3)	12	35	22	22	(11)
Ending carrying value (3)	53,207	53,368	55,637	56,108	55,999
Real Estate and Real Estate Joint Ventures
Yield (1)	2.40%	3.33%	3.25%	3.44%	3.45%
Investment income (3)	60	166	243	347	89
Investment gains (losses) (3)	(20)	(28)	(25)	(25)	60
Ending carrying value	9,998	9,886	10,053	10,712	9,930
Policy Loans
Yield (1)	5.22%	5.20%	5.26%	5.26%	5.33%
Investment income	155	307	465	620	157
Ending carrying value	11,781	11,722	11,782	11,764	11,762
Equity Securities
Yield (1)	3.41%	4.28%	4.14%	4.44%	3.86%
Investment income	24	60	88	127	30
Investment gains (losses)	(27)	(23)	(20)	5	25
Ending carrying value	3,188	3,231	3,241	3,402	3,693
Other Limited Partnership Interests
Yield (1)	14.25%	14.85%	12.50%	13.35%	17.28%
Investment income	246	521	665	955	329
Investment gains (losses)	-	(41)	(41)	(48)	(2)
Ending carrying value	7,087	7,197	7,253	7,401	7,819
Cash and Short-term Investments
Yield (1)	0.89%	0.98%	0.98%	0.98%	1.16%
Investment income	45	87	126	168	45
Investment gains (losses)	39	54	60	63	(1)
Ending carrying value (3)	23,635	22,170	24,039	21,540	22,481
Other Invested Assets (1)
Investment income	179	401	618	819	220
Investment gains (losses) (3)	(32)	(20)	(14)	(41)	(3)
Ending carrying value	20,269	17,920	16,766	16,229	16,433
Total Investments
Investment income yield (1)	4.93%	4.97%	4.97%	5.03%	5.02%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.80%	4.84%	4.84%	4.90%	4.89%
Investment income	$5,280	$10,516	$15,696	$21,154	$5,264
Investment fees and expenses	(143)	(274)	(411)	(563)	(136)
Net investment income including Divested businesses	5,137	10,242	15,285	20,591	5,128
Less: Net investment income from Divested businesses (5), (6)	55	103	148	197	43
Net Investment Income (3), (6)	$5,082	$10,139	$15,137	$20,394	$5,085
Ending Carrying Value (3)	$504,440	$482,941	$478,385	$478,632	$484,469
Investment portfolio gains (losses) including Divested businesses	$285	$434	$362	$386	$163
Less: Investment portfolio gains (losses) from Divested businesses (5), (6)	(1)	(1)	-	(6)	-
Investment Portfolio Gains (Losses) (3), (5), (6)	$286	$435	$362	$392	$163
Gross investment gains	$559	$959	$1,239	$1,570	$441
Gross investment losses	(194)	(389)	(682)	(914)	(258)
Writedowns	(79)	(135)	(195)	(264)	(20)
Investment Portfolio Gains (Losses) (3), (5), (6)	286	435	362	392	163
Investment portfolio gains (losses) income tax (expense) benefit (6)	(126)	(168)	(105)	(147)	(32)
Investment Portfolio Gains (Losses), Net of Income Tax (6)	$160	$267	$257	$245	$131

Derivative Gains (Losses) including Divested businesses	$(763)	$(2,633)	$(3,371)	$(3,931)	$152
Less: Derivative gains (losses) from Divested businesses (5), (6)	127	28	48	47	35
Derivative gains (losses) (3), (5), (6)	(890)	(2,661)	(3,419)	(3,978)	117
Derivative gains (losses) income tax (expense) benefit (6)	299	922	1,187	1,389	(39)
Derivative Gains (Losses), Net of Income Tax (6)	$(591)	$(1,739)	$(2,232)	$(2,589)	$78

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $981 million, $933 million, $827 million, $1,289 million and $1,283 million in ending carrying value, and $21 million, $10 million, $24 million, $65 million and $37 million of investment income related to fair value option and trading securities at or for the year-to-date period ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,572 million, $15,150 million, $15,796 million, $16,111 million and $16,192 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $35 million, $27 million, $23 million, $23 million and $19 million, mortgage loans of $2,407 million, $2,268 million, $2,096 million, $1,598 million and $1,140 million and cash and short-term investments of $1 million, $4 million, $1 million, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$285	$434	$362	$386	$163
Real estate discontinued operations	6	5	6	6	5
Net investment gains (losses) related to certain CSEs	8	16	20	33	2
Other gains (losses) reported in net investment gains (losses) on GAAP basis	15	(31)	(49)	(264)	(581)
Net investment gains (losses) - GAAP basis	$314	$424	$339	$161	$(411)

	For the Year-to-Date Period Ended
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(763)	$(2,633)	$(3,371)	$(3,931)	$152
Investment hedge adjustments (5)	131	298	473	643	175
Joint venture adjustments	-	1	1	2	-
Settlement of foreign currency earnings hedges	-	10	21	34	13
PAB hedge adjustments	2	4	10	13	3
Net derivative gains (losses) - GAAP basis	$(630)	$(2,320)	$(2,866)	$(3,239)	$343

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, excludes $0, $7 million, $8 million, $10 million and ($3) million, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

(6)         Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,155	73.8%	$3,271	89.1%	$3,721	88.9%	$3,971	86.5%	$2,376	85.8%
20% or more for less than six months	46	2.9%	135	3.7%	181	4.3%	325	7.1%	161	5.8%
20% or more for six months or greater	364	23.3%	266	7.2%	282	6.8%	296	6.4%	231	8.4%
Total Gross Unrealized Losses	$1,565	100.0%	$3,672	100.0%	$4,184	100.0%	$4,592	100.0%	$2,768	100.0%

Total Gross Unrealized Gains	$33,326		$24,560		$22,071		$21,180		$25,295

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$28	32.6%	$41	43.6%	$68	51.1%	$44	37.6%	$54	52.9%
20% or more for less than six months	4	4.6%	3	3.2%	19	14.3%	34	29.1%	15	14.7%
20% or more for six months or greater	54	62.8%	50	53.2%	46	34.6%	39	33.3%	33	32.4%
Total Gross Unrealized Losses	$86	100.0%	$94	100.0%	$133	100.0%	$117	100.0%	$102	100.0%

Total Gross Unrealized Gains	$376		$403		$396		$507		$554

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$113,006	30.2%	$109,008	30.6%	$107,491	30.8%	$106,469	30.4%	$109,200	30.8%
Foreign corporate securities		66,086	17.7%	64,186	18.0%	63,648	18.2%	63,152	18.0%	64,177	18.1%
Foreign government securities		55,435	14.8%	52,297	14.7%	53,004	15.2%	54,437	15.6%	54,707	15.4%
U.S. Treasury and agency securities		54,457	14.5%	47,426	13.3%	44,154	12.7%	45,123	12.9%	44,809	12.6%
Residential mortgage-backed securities		36,347	9.7%	36,441	10.2%	35,478	10.2%	35,055	10.0%	37,203	10.5%
Commercial mortgage-backed securities		17,897	4.8%	17,263	4.8%	16,896	4.8%	16,550	4.7%	15,992	4.5%
Asset-backed securities		16,114	4.3%	15,655	4.4%	14,161	4.1%	15,571	4.4%	14,653	4.1%
State and political subdivision securities		14,952	4.0%	14,238	4.0%	13,955	4.0%	13,830	4.0%	14,328	4.0%
Total fixed maturity securities available-for-sale		$374,294	100.0%	$356,514	100.0%	$348,787	100.0%	$350,187	100.0%	$355,069	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$259,419	69.3%	$248,115	69.6%	$239,347	68.6%	$242,069	69.1%	$245,669	69.2%
2	Baa	89,202	23.8%	83,506	23.4%	84,269	24.2%	84,114	24.0%	84,939	23.9%
3	Ba	14,488	3.9%	13,908	3.9%	13,782	3.9%	13,597	3.9%	14,263	4.0%
4	B	9,557	2.6%	9,302	2.6%	9,690	2.8%	9,378	2.7%	9,191	2.6%
5	Caa and lower	1,548	0.4%	1,614	0.5%	1,639	0.5%	955	0.3%	958	0.3%
6	In or near default	80	0.0%	69	0.0%	60	0.0%	74	0.0%	49	0.0%
Total fixed maturity securities available-for-sale (1)		$374,294	100.0%	$356,514	100.0%	$348,787	100.0%	$350,187	100.0%	$355,069	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014
Unaudited (In millions)
Traditional (2), (3)		$8,595		$8,566		$8,787		$9,498		$8,773
Real estate joint ventures and funds		903		855		823		769		718
Subtotal		9,498		9,421		9,610		10,267		9,491
Foreclosed		500		465		443		445		439
Total Real Estate and Real Estate Joint Ventures		$9,998		$9,886		$10,053		$10,712		$9,930
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
	March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014
Unaudited (In millions)

Commercial mortgage loans	$39,605		$39,110		$40,262		$40,926		$40,398
Agricultural mortgage loans	12,669		12,669		12,830		12,391		12,284
Residential mortgage loans	994		1,891		2,646		3,110		3,643
Mortgage loans held-for-sale	271		-		225		3		-
Total Mortgage Loans	53,539		53,670		55,963		56,430		56,325
Valuation allowances	(332)		(302)		(326)		(322)		(326)
Total Mortgage Loans, net	$53,207		$53,368		$55,637		$56,108		$55,999
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 25, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013		March 31, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,718	19.5%	$7,879	20.2%	$8,214	20.4%	$8,961	21.9%	$8,836	21.9%
Middle Atlantic	6,970	17.6%	6,987	17.9%	7,356	18.3%	7,367	18.0%	7,277	18.0%
South Atlantic	7,655	19.3%	7,276	18.6%	7,095	17.6%	6,977	17.1%	6,964	17.2%
International	5,344	13.5%	5,364	13.7%	6,158	15.3%	6,709	16.4%	6,431	15.9%
West South Central	3,496	8.8%	3,444	8.8%	3,483	8.7%	3,619	8.8%	3,613	8.9%
East North Central	2,765	7.0%	2,714	6.9%	2,680	6.7%	2,717	6.6%	2,526	6.3%
New England	1,488	3.8%	1,476	3.8%	1,473	3.7%	1,404	3.4%	1,404	3.5%
Mountain	875	2.2%	874	2.2%	835	2.0%	834	2.0%	936	2.3%
East South Central	456	1.2%	454	1.2%	420	1.0%	471	1.2%	395	1.0%
West North Central	285	0.7%	283	0.7%	203	0.5%	148	0.4%	146	0.4%
Multi-Region and Other	2,553	6.4%	2,359	6.0%	2,345	5.8%	1,719	4.2%	1,870	4.6%
Total	$39,605	100.0%	$39,110	100.0%	$40,262	100.0%	$40,926	100.0%	$40,398	100.0%

Office	$19,519	49.3%	$19,389	49.6%	$19,955	49.6%	$20,629	50.4%	$20,641	51.1%
Retail	9,120	23.0%	8,889	22.7%	9,528	23.7%	9,245	22.6%	8,969	22.2%
Hotel	3,423	8.6%	3,571	9.1%	3,774	9.4%	4,219	10.3%	4,092	10.1%
Apartment	3,945	10.0%	3,855	9.9%	3,882	9.6%	3,724	9.1%	3,738	9.3%
Industrial	3,077	7.8%	3,045	7.8%	2,840	7.0%	2,897	7.1%	2,714	6.7%
Other	521	1.3%	361	0.9%	283	0.7%	212	0.5%	244	0.6%
Total	$39,605	100.0%	$39,110	100.0%	$40,262	100.0%	$40,926	100.0%	$40,398	100.0%

Appendix

APPEN DIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,657	$1,616	$1,525	$1,585	$1,592	$1,657	$1,592
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (2), (3)	314	110	(85)	(178)	(411)	314	(411)
Net derivative gains (losses)	(630)	(1,690)	(546)	(373)	343	(630)	343
Premiums - Divested businesses	48	1	40	2	2	48	2
Universal life and investment-type product policy fees
Unearned revenue adjustments	(3)	5	(2)	7	3	(3)	3
GMIB fees	82	83	96	92	93	82	93
Divested businesses	1	2	2	1	2	1	2
Net investment income
Investment hedge adjustments	(131)	(160)	(174)	(168)	(178)	(131)	(178)
Income from discontinued real estate operations	(1)	(3)	(3)	(2)	(1)	(1)	(1)
Joint venture adjustments	-	(1)	-	(1)	-	-	-
Unit-linked contract income	1,039	314	132	687	65	1,039	65
Securitization entities income	33	34	29	27	18	33	18
Divested businesses	55	41	44	47	46	55	46
Other revenues
Settlement of foreign currency earnings hedges	-	(10)	(11)	(13)	(13)	-	(13)
Divested businesses	(1)	-	1	-	-	(1)	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	(68)	202	(6)	137	(89)	(68)	(89)
GMIB costs	(401)	(147)	(412)	(366)	(117)	(401)	(117)
Market value adjustments	(131)	(138)	(50)	(15)	(17)	(131)	(17)
Divested businesses	(83)	(32)	(73)	(37)	(31)	(83)	(31)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(2)	(6)	(3)	(3)	(2)	(3)
Unit-linked contract costs	(1,033)	(323)	(121)	(672)	(65)	(1,033)	(65)
Divested businesses	(1)	-	(1)	-	-	(1)	-
Capitalization of DAC - Divested businesses	-	-	-	-	-	-	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	78	104	53	(39)	(1)	78	(1)
Related to GMIB fees and GMIB costs	114	43	85	95	(7)	114	(7)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	-	-	-	-	-	-
Amortization of negative VOBA
Related to market value adjustments	15	14	13	13	12	15	12
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(33)	(34)	(29)	(27)	(18)	(33)	(18)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	5	10	-	10	13	5	13
Regulatory implementation costs	(4)	(3)	(5)	(6)	-	(4)	-
Acquisition & integration costs (3)	(181)	(61)	(30)	(48)	(4)	(181)	(4)
Divested businesses	(132)	(33)	(37)	(24)	(12)	(132)	(12)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (3), (4)	389	566	544	184	120	389	120
Income (loss) from continuing operations, net of income tax	995	508	973	915	1,342	995	1,342
Income (loss) from discontinued operations, net of income tax	(3)	2	2	1	(3)	(3)	(3)
Net income (loss)	992	510	975	916	1,339	992	1,339
Less: Net income (loss) attributable to noncontrolling interests	6	8	3	8	11	6	11
Net income (loss) attributable to MetLife, Inc.	986	502	972	908	1,328	986	1,328
Less: Preferred stock dividends	30	31	30	31	30	30	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$956	$471	$942	$877	$1,298	$956	$1,298

(1)         Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. During the first quarter of 2014, MetLife, Inc. began reporting the operations of MetLife Assurance Ltd. as a divested business.

(2)         The three months and year-to-date period ended March 31, 2014 include a pre-tax net investment loss of $495 million related to the definitive agreement to sell the wholly owned subsidiary MetLife Assurance Ltd.

(3)         The three months and year-to-date period ended March 31, 2013 include net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million, which are related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million, which are related to the settlement of such acquisition tax contingency.

(4)         The three months ended September 30, 2013 and December 31, 2013 includes a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$780	$800	$822	$832	$825	$780	$825
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	38	39	38	39	34	38	34
Other revenues	6	11	6	4	5	6	5
Total operating revenues	824	850	866	875	864	824	864

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	529	622	546	532	574	529	574
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(92)	(103)	(107)	(99)	(96)	(92)	(96)
Amortization of DAC and VOBA	93	94	99	99	100	93	100
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	208	215	227	229	223	208	223
Total operating expenses	738	828	765	761	801	738	801

Operating earnings before provision for income tax	86	22	101	114	63	86	63
Provision for income tax expense (benefit)	18	(5)	20	27	9	18	9
Operating earnings	68	27	81	87	54	68	54
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$68	$27	$81	$87	$54	$68	$54

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$68	$27	$81	$87	$54	$68	$54
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	4	(4)	3	2	4	4	4
Net derivative gains (losses)	(1)	6	1	1	(2)	(1)	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	-	(2)	(1)	(1)	(1)	(1)
Income (loss) from continuing operations, net of income tax	70	29	83	89	55	70	55
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	70	29	83	89	55	70	55
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	70	29	83	89	55	70	55
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$70	$29	$83	$89	$55	$70	$55

Total Operating Premiums, Fees and Other Revenues	$786	$811	$828	$836	$830	$786	$830

(1)         Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$425	$436	$446	$450	$444	$425	$444
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	21	23	20	22	19	21	19
Other revenues	4	4	5	3	3	4	3
Total operating revenues	450	463	471	475	466	450	466

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	286	355	296	275	300	286	300
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(64)	(70)	(73)	(67)	(64)	(64)	(64)
Amortization of DAC and VOBA	65	65	68	68	68	65	68
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	116	122	126	124	116	116	116
Total operating expenses	403	472	417	400	420	403	420

Operating earnings before provision for income tax	47	(9)	54	75	46	47	46
Provision for income tax expense (benefit)	9	(10)	10	19	9	9	9
Operating earnings	38	1	44	56	37	38	37
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$38	$1	$44	$56	$37	$38	$37

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$38	$1	$44	$56	$37	$38	$37
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(2)	2	1	2	2	2
Net derivative gains (losses)	(1)	4	1	-	(1)	(1)	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	(1)	(1)	-	-	-	-
Income (loss) from continuing operations, net of income tax	39	2	46	57	38	39	38
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	39	2	46	57	38	39	38
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	39	2	46	57	38	39	38
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$39	$2	$46	$57	$38	$39	$38

Total Operating Premiums, Fees and Other Revenues	$429	$440	$451	$453	$447	$429	$447
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	March 31, 2013	March 31, 2014

OPERATING REVENUES
Premiums	$355	$364	$376	$382	$381	$355	$381
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	17	16	18	17	15	17	15
Other revenues	2	7	1	1	2	2	2
Total operating revenues	374	387	395	400	398	374	398

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	243	267	250	257	274	243	274
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(28)	(33)	(34)	(32)	(32)	(28)	(32)
Amortization of DAC and VOBA	28	29	31	31	32	28	32
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	92	93	101	105	107	92	107
Total operating expenses	335	356	348	361	381	335	381

Operating earnings before provision for income tax	39	31	47	39	17	39	17
Provision for income tax expense (benefit)	9	5	10	8	-	9	-
Operating earnings	30	26	37	31	17	30	17
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$30	$26	$37	$31	$17	$30	$17

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$30	$26	$37	$31	$17	$30	$17
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(2)	1	1	2	2	2
Net derivative gains (losses)	-	2	-	1	(1)	-	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	1	(1)	(1)	(1)	(1)	(1)
Income (loss) from continuing operations, net of income tax	31	27	37	32	17	31	17
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	31	27	37	32	17	31	17
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	31	27	37	32	17	31	17
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$31	$27	$37	$32	$17	$31	$17

Total Operating Premiums, Fees and Other Revenues	$357	$371	$377	$383	$383	$357	$383
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.